                                                             1998  ANNUAL REPORT





                                  AMERICAN STRATEGIC
                                  INCOME PORTFOLIO
                                  ASP


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     CONTENTS

 1   Fund Overview
 4   Financial Statements and Notes
14   Investments in Securities
17   Independent Auditors' Report
18   Federal Income Tax Information
19   Shareholder Update


[LOGO]

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AMERICAN STRATEGIC INCOME PORTFOLIO

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


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AVERAGE ANNUALIZED TOTAL RETURNS
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Based on net asset value for the periods ended November 30, 1998

[GRAPH]

                                                            Since Inception
                                  One Year      Five Year       12/27/91
American Strategic
 Income Portfolio                  8.56%          5.88%          8.77%
Lehman Brothers Mutual Fund
 Government/Mortgage Index         9.47%          7.24%          7.52%

The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since-inception periods ended November 30, 1998, were 10.69%, 4.40% and 7.07%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of non-securitized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 1998.

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NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
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FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 13 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 13 years of financial experience.


FUND OVERVIEW
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JANUARY 15, 1999

FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1998, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 8.56%, WITH MUCH OF THE RETURN ATTRIBUTABLE TO INCOME GENERATED BY THE FUND.* This compares to a 9.47% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 10.69%.* As of November 30, 1998, the fund continued to trade at a discount to net asset value; the market price was $12.13 per share with a net asset value of $12.98 per share.

ALONG WITH ITS STABLE SHARE PRICE, THE FUND CONTINUED TO PROVIDE AN ATTRACTIVE DIVIDEND. For the year, dividends paid amounted to $0.97 per share. The fund's current annualized distribution rate is 8.16% on the November 30 market price of $12.13 per share. Current monthly earnings of $0.0844 per share (based on an average of the three months ended November 30) would result in an annualized earnings rate of 8.35% based on the November 30 market price. Of course, past performance is no guarantee of future results, and those rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND WAS INCREASED BY 0.25 CENTS PER SHARE, BEGINNING WITH THE DIVIDEND PAID IN AUGUST, TO 8.25 CENTS PER SHARE. For most of the year, we continued to benefit from high income generated by loans held in the portfolio. This has played a major role in allowing us to hold the dividend fairly steady, even through a turbulent market.

A SMOOTH START TO THE FISCAL YEAR GAVE WAY TO MUCH MORE VOLATILITY IN THE FIXED-INCOME MARKET BY SUMMER. Global economic turmoil, primarily in Asia, Russia and Brazil, was a major contributor to significant declines in the equity, corporate-debt and commercial mortgage-backed securities markets, particularly in August and September. Fears arose about the ability of the U.S. economy


* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

[CHART]

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PORTFOLIO COMPOSITION
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As a percentage of total assets on November 30, 1998
Single-family Loans           35%

Private Fixed-rate
Mortgage-backed
Securities                     1%

U.S. Treasury
Securities                    16%

Mortgage Servicing
Rights                         1%

Commercial Loans              20%

Other                          1%

Multifamily Loans             26%


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Delinquent Loan Profile
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The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of November 30, 1998, based on principal amounts outstanding.

Current                  89.3%
------------------------------
30 Days                   6.8%
------------------------------
60 Days                   0.9%
------------------------------
90 Days                   0.0%
------------------------------
120+ Days                 3.0%
------------------------------

** As of November 30, 1998, there were no multifamily or commercial loans delinquent.
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               1 1998 ANNUAL REPORT American Strategic Income Portfolio

FUND OVERVIEW CONTINUED
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to weather the storm. As a result, investors fled to the relative security of U.S. Treasury bonds. However, in October and November, the Federal Reserve took action to reduce interest rates, which helped to neutralize many of the concerns on domestic and international fronts. As a result, the markets rebounded late in the year.

DESPITE THE TEMPORARY VOLATILITY IN THE MARKET, THE FUND MAINTAINED ITS FOCUSED STRATEGY. We continued to emphasize single-family, multifamily and commercial whole loans. These types of investments represent approximately 81% of total assets, with the remainder invested primarily in U.S. Treasury securities. Volatility in the commercial mortgage-backed securities market provided an opportunity for us to invest in mortgages with attractive yields and good credit quality.

THE HIGHER-YIELD ENVIRONMENT THAT RESULTED FROM THE MARKET'S DECLINE SLOWED MORTGAGE PREPAYMENTS IN THE PORTFOLIO. As loans in the portfolio prepay, we reinvest assets into other, often lower-yielding loans. The volatility during the summer and early fall slowed prepayment activity, which helped maintain income at attractive levels.

AN ADDITIONAL BENEFIT OF THE MARKET'S VOLATILITY WAS THE STABILIZING EFFECT IT SEEMED TO HAVE ON THE REAL ESTATE MARKET. In the first several months of 1998, equity and debt capital was flowing freely to real estate, increasing the risk of an overbuilt market. The correction in August and September slowed commercial new construction and property sales, which should help to extend the real estate cycle. That creates a better outlook in the near term for the fund.

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GEOGRAPHICAL DISTRIBUTION
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We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 1998. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]


Arizona              6%
California           7%
Colorado             4%
Delaware             1%
Florida              6%
Georgia              1%
Illinois             1%
Massachusetts        1%
Michigan             1%
Minnesota           10%
Missouri             1%
Montana              2%
Nevada               4%
New Hampshire        2%
New Jersey           3%
New Mexico           2%
New York             4%
North Carolina       3%
North Dakota         5%
Ohio                 1%
Oklahoma             4%
Oregon              10%
Tennessee            3%
Texas                8%
Utah                 3%
Virginia             1%
Washington           5%

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               2 1998 ANNUAL REPORT American Strategic Income Portfolio

FUND OVERVIEW CONTINUED
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LOOKING AHEAD, OUR GREATEST CONCERN IS THE IMPACT THAT PREPAYMENTS WILL HAVE ON THE FUND'S INCOME. As we have stated in the past, loan prepayments occurring in today's interest rate environment are typically reinvested in lower-yielding securities. This will eventually result in a reduced dividend. Of course, this all depends on interest rate and market trends in the months and years to come. We continue to do all we can to find securities that offer attractive yields. In addition, the current dividend level will be supported in the short run by the fund's dividend reserve of $0.0948 per share.

WE WILL CONTINUE TO FOCUS ON CREDIT QUALITY. We always look for ways to boost the overall quality of the fund's holdings without making any significant sacrifices in income. Our active management approach has helped us to take advantage of the income potential of the whole loan market to maintain an attractive dividend yield for shareholders. We remain committed to our past practice of avoiding loans that offer a yield premium while significantly sacrificing quality. We value the confidence you, our shareholders, have put in our focus on keeping credit risk to a minimum.

OVER THE PAST YEAR, GAINS DUE TO FORECLOSURE AMOUNTED TO $0.008 PER SHARE. Since the fund's inception, accumulated net losses from forclosure have amounted to $0.06 per share.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO. We are pleased that the fund generated a competitive return and stable income through a volatile period for the markets. We appreciate your faith in our abilities and look forward to continuing to serve you in the coming year.

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VALUATION OF WHOLE LOAN INVESTMENTS
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The fund's investments in whole loans (single-family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.
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               3 1998 ANNUAL REPORT American Strategic Income Portfolio

               Financial Statements

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                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $76,471,370
Real estate owned (identified cost: $79,820) (note 2)  .....          80,221
Cash in bank on demand deposit  ............................         724,334
Accrued interest receivable  ...............................         625,183
                                                              -----------------
  Total assets  ............................................      77,901,108
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable  .....................      16,500,000
Accrued investment management fee  .........................          30,534
Accrued administrative fee  ................................          10,018
Accrued interest  ..........................................          70,247
Other accrued expenses  ....................................           4,733
                                                              -----------------
  Total liabilities  .......................................      16,615,532
                                                              -----------------
  Net assets applicable to outstanding capital stock  ......     $61,285,576
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $66,594,471
Undistributed net investment income  .......................         447,537
Accumulated net realized loss on investments  ..............      (8,243,967)
Unrealized appreciation of investments  ....................       2,487,535
                                                              -----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $61,285,576
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost  ............     $73,984,236
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $61,285,576
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       4,721,326
Net asset value  ...........................................          $12.98
Market price  ..............................................          $12.13

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          1  1998 Annual Report - American Strategic Income Portfolio

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                      STATEMENT OF OPERATIONS  For the Year Ended November 30,
                      1998
 ................................................................................

INCOME:
Interest (net of interest expense of $874,391)  ................................  $5,635,306
                                                                                  -----------

EXPENSES (NOTE 3):
Investment management fee  .....................................................     374,305
Administrative fee  ............................................................     122,606
Custodian and accounting fees  .................................................      70,869
Transfer agent fees  ...........................................................      22,271
Reports to shareholders  .......................................................      48,244
Mortgage servicing fees  .......................................................     170,766
Directors' fees  ...............................................................       9,386
Audit and legal fees  ..........................................................      57,714
Other expenses  ................................................................      23,780
                                                                                  -----------
  Total expenses  ..............................................................     899,941
    Less expenses paid indirectly  .............................................      (5,861)
                                                                                  -----------

  Total net expenses  ..........................................................     894,080
                                                                                  -----------

  Net investment income  .......................................................   4,741,226
                                                                                  -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ................................     376,687
Net realized gain on real estate owned  ........................................      37,862
                                                                                  -----------

  Net realized gain on investments  ............................................     414,549
Net change in unrealized appreciation or depreciation of investments  ..........    (128,532)
                                                                                  -----------

  Net gain on investments  .....................................................     286,017
                                                                                  -----------

    Net increase in net assets resulting from operations  ......................  $5,027,243
                                                                                  -----------
                                                                                  -----------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          2  1998 Annual Report - American Strategic Income Portfolio

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                      STATEMENT OF CASH FLOWS  For the Year Ended November 30,
                      1998
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  .....................................................  $  5,635,306
Net expenses  ........................................................      (894,080)
                                                                        -------------
  Net investment income  .............................................     4,741,226
                                                                        -------------

Adjustments to reconcile net investment income to net cash provided by operating activities:
  Change in accrued interest receivable  .............................       207,929
  Net amortization of bond discount and premium  .....................        47,981
  Change in accrued fees and expenses  ...............................        17,633
  Change in other assets  ............................................        21,515
                                                                        -------------
    Total adjustments  ...............................................       295,058
                                                                        -------------

    Net cash provided by operating activities  .......................     5,036,284
                                                                        -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ..................................    28,229,828
Purchases of investments  ............................................   (31,593,842)
Net sales of short-term securities  ..................................     1,930,000
                                                                        -------------

    Net cash used by investing activities  ...........................    (1,434,014)
                                                                        -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  .....................     5,500,000
Retirement of fund shares  ...........................................    (6,773,276)
Distributions paid to shareholders  ..................................    (4,581,335)
                                                                        -------------

    Net cash used by financing activities  ...........................    (5,854,611)
                                                                        -------------
Net decrease in cash  ................................................    (2,252,341)
Cash at beginning of year  ...........................................     2,976,675
                                                                        -------------

    Cash at end of year  .............................................  $    724,334
                                                                        -------------
                                                                        -------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase agreements  ...........  $    852,055
                                                                        -------------
                                                                        -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          3  1998 Annual Report - American Strategic Income Portfolio

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                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  11/30/98            11/30/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $ 4,741,226         $ 5,082,236
Net realized gain on investments  ..........................         414,549             249,729
Net change in unrealized appreciation or depreciation of
  investments  .............................................        (128,532)            926,403
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations  ....       5,027,243           6,258,368
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (4,581,335)         (5,037,813)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....      (6,773,276)                 --
                                                              -----------------   -----------------
  Total increase (decrease) in net assets  .................      (6,327,368)          1,220,555

Net assets at beginning of year  ...........................      67,612,944          66,392,389
                                                              -----------------   -----------------

Net assets at end of year  .................................     $61,285,576         $67,612,944
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $   447,537         $   287,646
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          4  1998 Annual Report - American Strategic Income Portfolio

                 Notes to Financial Statements
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(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. In addition, the fund borrows through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

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          5  1998 Annual Report - American Strategic Income Portfolio

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                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 1998, loans representing 1.75% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 3.94% of total single family principal outstanding at November 30, 1998. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized a net realized gain of $37,862, or $0.008 per share, on real estate sold during the year ended November 30, 1998.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 1998, the fund owned one home with an aggregate value of $80,221, or 0.13% of net assets.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

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          6  1998 Annual Report - American Strategic Income Portfolio

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                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated, which was aquired by U.S. Bank on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment

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          7  1998 Annual Report - American Strategic Income Portfolio

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                      income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended November 30, 1998, the effective investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended November 30, 1998, the fund paid $30,130 for custody services to U.S. Bank Trust, an affiliate of the fund's advisor. Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended November 30, 1998, aggregated $31,545,861 and $28,229,828, respectively. Included in proceeds from sales is $172,377 from sales of real estate owned. Included from net realized gain on investments is $194,238 from prepayment penalties.

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          8  1998 Annual Report - American Strategic Income Portfolio

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(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers of $8,243,967 as of November 30, 1998, which if not offset by subsequent capital gains, will expire in 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

                      The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

                      PERCENTAGE   SHARES   REPURCHASE   PROCEEDS
                       TENDERED   TENDERED    PRICE        PAID
                      ----------  --------  ----------  ----------
                         10%      524,695     $12.87    $6,752,825

                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous days closing market value was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 5% of the outstanding shares as of September 9, 1998. The board of directors will review the plan every six months. The plan was last reviewed and approved by the board of directors on September 9, 1998. Pursuant to the plan, the fund repurchased and retired 1,700 shares during the year ended November 30, 1998, which represents .04% of the shares outstanding. The total cost of repurchasing these shares was $20,451. The weighted average discount per share on shares purchased during the year ended November 30, 1998 was 6.76%.

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          9  1998 Annual Report - American Strategic Income Portfolio

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(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO

                                               Year           Year        Year        Year        Year
                                               Ended          Ended       Ended       Ended       Ended
                                            11/30/98(e)     11/30/97    11/30/96    11/30/95    11/30/94
                                          ---------------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of period ...       $12.88         $12.65      $13.13      $12.63      $15.79
                                               ------       ---------   ---------   ---------   ---------
Operations:
  Net investment income ................         1.01           0.97        0.97        1.09        1.41
  Net realized and unrealized gains
    (losses) on investments ............         0.06           0.22       (0.10)       1.11       (3.22)
                                               ------       ---------   ---------   ---------   ---------
    Total from operations ..............         1.07           1.19        0.87        2.20       (1.81)
                                               ------       ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........        (0.97)         (0.96)      (1.35)      (1.70)      (1.15)
  From net realized gains on
    investments ........................           --             --          --          --       (0.20)
                                               ------       ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................        (0.97)         (0.96)      (1.35)      (1.70)      (1.35)
                                               ------       ---------   ---------   ---------   ---------
Net asset value, end of period .........       $12.98         $12.88      $12.65      $13.13      $12.63
                                               ------       ---------   ---------   ---------   ---------
                                               ------       ---------   ---------   ---------   ---------
Per-share market value, end of
  period ...............................       $12.13         $11.88      $11.00      $12.25      $13.00
                                               ------       ---------   ---------   ---------   ---------
                                               ------       ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return, net asset value (a) ......         8.56%          9.83%       7.12%      18.27%     (11.87)%
Total return, market value (b) .........        10.69%         17.41%       1.29%       7.75%     (12.59)%
Net assets at end of period (in
  millions) ............................       $   61         $   68      $   66      $   69      $   67
Ratio of expenses to average weekly net
  assets including interest
  expense(c) ...........................         2.89%          2.56%       2.94%       3.29%       3.34%
Ratio of expenses to average weekly net
  assets excluding interest
  expense(c) ...........................         1.47%          1.47%       1.50%       1.72%       1.69%
Ratio of net investment income to
  average weekly net assets ............         7.74%          7.68%       7.67%       8.26%      10.00%
Portfolio turnover rate (excluding
  short-term securities) ...............           38%            61%         63%        120%         74%
Amount of borrowings outstanding at end
  of period (in millions) ..............       $   17         $   11      $   14      $   15      $   28
Per-share amount of borrowings
  outstanding at end of period .........       $ 3.49         $ 2.10      $ 2.67      $ 2.84      $ 5.16
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................       $16.47         $14.98      $15.32      $15.97      $17.79
Asset coverage ratio (d) ...............          471%           715%        574%        563%        345%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% AND 0.23% FROM FEDERAL EXCISE TAXES IN FISCAL 1995 AND 1994, RESPECTIVELY.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

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          10  1998 Annual Report - American Strategic Income Portfolio

                           Investments in Securities
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                                               November 30, 1998
 ......................................................................................................................

                                                                Date                                          Market
Description of Security                                       Acquired   Par Value           Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (19.9%):
  U.S. GOVERNMENT SECURITIES (19.9%):
    6.63%, U.S. Treasury Note, 3/31/02 .....................  9/22/98   $11,500,000(b)   $ 11,820,719      $ 12,195,750
                                                                                         ------------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (1.8%):
  FIXED RATE (1.8%):
    10.10%, First Boston, Series 1992-1, Class B-2,
      1/15/01 ..............................................   5/1/92     1,000,000           980,572         1,000,000
    13.06%, Minnesota Mortgage Corporation, 7/25/14 .         5/18/92        37,773            38,639            38,339
    12.26%, Minnesota Mortgage Corporation, 10/25/14          5/18/92        53,358            54,575            54,158
                                                                                         ------------      ------------

      Total Private Mortgage-Backed Securities .............                                1,073,786         1,092,497
                                                                                         ------------      ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (102.5%):
  COMMERCIAL LOANS (25.2%):
    Bekins Building, 8.50%, 10/1/04 ........................   9/2/97     1,134,883         1,134,883         1,169,760
    James Plaza, 8.55%, 12/1/01 ............................  11/15/96    1,171,290         1,171,290         1,192,076
    Main Street Office Building, 8.50%, 11/1/07 ............  10/21/97      889,118           887,636           923,280
    One Eastern Heights Office Building, 8.33%, 12/1/07 ....  11/7/97     1,087,517         1,087,517         1,114,789
    Pacific Periodicals Building, 8.15%, 1/1/08 ............  12/9/97     1,365,399         1,365,399         1,387,418
    Pine Island Office Building, 8.15%, 11/2/02 ............  10/8/97     1,607,188         1,607,188         1,630,454
    Rice Street Convention Center, 9.10%, 2/1/04 ...........  1/23/97       833,095           833,095           874,750
    Schendel Office Building, 8.32%, 10/1/07 ...............  9/30/97     1,183,767         1,183,767         1,212,437
    Schendel Retail Center, 8.70%, 9/1/07 ..................  8/28/97       818,765           818,765           852,452
    Shallowford Business Park, 9.25%, 7/1/01 .                6/25/96     1,606,075         1,605,897         1,686,379
    Sherwin Williams, 8.63%, 1/1/04 ........................  12/20/96    1,417,323         1,417,323         1,470,125

                                                                Date                                          Market
Description of Security                                       Acquired   Par Value           Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
    Stephens Retail Center, 9.35%, 8/1/03 ..................   9/6/96   $ 1,172,255      $  1,167,371      $  1,230,868
    Union Hill Village Office, 8.00%, 10/1/08 ..............  9/30/98       675,546           675,546           681,868
                                                                                         ------------      ------------

                                                                                           14,955,677        15,426,656
                                                                                         ------------      ------------

  MULTIFAMILY LOANS (32.9%):
    Applewood Manor, 8.75%, 1/1/01 .........................  12/23/93      671,055           667,699           683,810
    Charleston Plaza Apartments, 7.50%, 7/1/08 .............   7/1/98     1,592,636         1,592,636         1,572,877
    Franklin Woods Apartments, 9.90%, 3/1/10 ...............  2/24/95     1,254,931         1,251,538         1,317,677
    Garden Oaks Apartments, 8.55%, 4/1/06 ..................   3/7/96     1,803,072         1,799,688         1,876,963
    Kings Creek Apartments, 10.00%, 5/1/96 .................  10/14/94    1,300,000         1,283,100         1,300,000
    Mark Twain Apartments, 8.00%, 2/1/03 ...................   1/9/98       990,280           990,280           995,294
    Park Place Apartments, 8.38%, 7/1/02 ...................  6/13/95     1,530,052         1,515,601         1,553,523
    Royal Knight Apartments, 8.50%, 4/1/06 .................   3/4/96     1,566,530         1,563,103         1,628,443
    Rush Oaks Apartments, 7.90%, 12/1/07 ...................  11/26/97      548,257           548,257           552,892
    Sadletree Apartments, 9.00%, 12/1/01 ...................  11/18/98    2,375,000         2,351,250         2,398,750
    Stanley Court Apartments, 8.50%, 11/1/02 ...............  10/31/95    1,072,783         1,069,370         1,099,614
    Union Hill Village Townhomes, 8.00%, 10/1/08 ...........  9/30/98       957,357           957,357           966,315
    Vanderbilt Condominiums, 8.50%, 8/1/00 .................  7/13/95       802,640           799,235           816,251
    Westgate Apartments, 10.00%, 2/1/08 ....................  1/28/93     1,366,532         1,352,867         1,380,198
    Westhollow Place Apartments, 8.58%, 4/1/03 .............  3/20/96       979,402           969,608         1,002,992
    Woodland Garden Apartments, 7.50%, 9/1/08 ..............  8/26/98     1,063,414         1,063,414         1,044,148
                                                                                         ------------      ------------

                                                                                           19,775,003        20,189,747
                                                                                         ------------      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

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          11  1998 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                                Date                                          Market
Description of Security                                       Acquired   Par Value           Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
  SINGLE FAMILY LOANS (44.4%):
    Aegis, 9.01%, 3/26/10 ..................................  10/26/95  $   226,255      $    213,742      $    230,196
    Aegis II, 9.57%, 1/28/14 ...............................  12/28/95      378,605           346,897           387,496
    American Bank, Mankato, 9.24%, 12/10/12 ................  12/15/92      100,559            82,096            99,586
    American Portfolio, 7.43%, 10/18/15 ....................  7/18/95       235,147           223,993           234,896
    Anivan, 8.65%, 4/14/12                                    6/14/96       257,537           259,203           263,519
    Bank of New Mexico, 9.23%, 3/31/10 .....................  5/31/96       776,640(b)        762,182           761,224
    Bluebonnet Savings and Loan, 11.00%, 8/31/10 ...........  5/12/92        54,726            53,623            52,190
    Bluebonnet Savings and Loan, 8.19%, 8/31/10 ............  5/12/92     1,131,767         1,036,897         1,138,254
    CLSI Allison Williams, 9.89%, 8/1/17 ...................  2/28/92       545,801           502,002           558,795
    Crossroads Savings and Loan, 9.11%, 1/1/21                12/23/91      377,808           355,308           388,258
    Crossroads Savings and Loan, 9.50%, 1/1/21                12/23/91      260,070           245,951           266,335
    Fairbanks II, Utah, 8.00%, 8/20/10 .....................  7/30/92        51,699            43,606            53,250
    Fairbanks, Utah, 10.24%, 9/23/15 .......................  5/21/92       108,688            92,248           110,248
    First Boston Mortgage Pool #5, 9.11%, 6/29/03 ..........  6/23/92       342,147           279,626           350,914
    Hamilton Financial, 8.22%, 6/29/10 .....................   7/8/92       120,768           110,805           121,705
    Huntington MEWS, 8.51%, 8/1/17 .........................  1/17/92       772,786(b)        667,161           661,260
    Knutson Mortgage Portfolio #1, 8.51%, 8/1/17 ...........  2/19/92       900,709           859,480           890,572
    Knutson Mortgage Portfolio #2, 9.31%, 9/25/17 ..........  5/26/92       997,249(b)        919,464         1,027,167
    McClemore, Matrix Funding Corporation, 10.64%,
      9/30/12 ..............................................   9/9/92     1,061,039         1,007,987         1,052,306
    Meridian, 9.64%, 12/1/20 ...............................  12/21/92      783,923           747,666           802,642
    Nomura III, 9.49%, 4/29/17 .............................  9/29/95     2,021,962         1,827,741         2,016,000
    Norwest II, 7.71%, 11/27/22 ............................  2/27/96     1,738,330(b)      1,729,674         1,759,751
    Norwest III, 7.57%, 11/27/22 ...........................  2/27/96     1,457,007(b)      1,457,060         1,462,360
    Norwest V, 8.66%, 2/3/25 ...............................   9/3/96     1,954,838(b)      1,919,666         1,997,014
    Norwest X, 7.71%, 2/1/22 ...............................  3/12/98     5,230,909         5,239,802         5,249,987

                                                                Date                                          Market
Description of Security                                       Acquired   Par Value           Cost            Value(a)
------------------------------------------------------------  --------  -----------      ------------      ------------
    Norwest XIII, 7.65%, 12/1/25 ...........................  10/28/98  $ 4,013,355      $  3,993,288      $  4,031,344
    Rand Mortgage Corporation, 9.58%, 8/1/17 ...............  2/21/92       244,563           200,451           251,900
    Salomon II, 9.22%, 11/23/14 ............................  12/23/94      650,583           566,294           664,069
    Valley Bank of Commerce, N.M., 8.48%, 8/31/10 ..........   5/6/92       299,840           255,063           299,016
                                                                                         ------------      ------------

                                                                                           25,998,976        27,182,254
                                                                                         ------------      ------------

      Total Whole Loans and Participation Mortgages ........                               60,729,656        62,798,656
                                                                                         ------------      ------------

MORTGAGE SERVICING RIGHTS (e,f) (0.6%):
    Matrix Servicing Rights, 14.00%, 7/10/22 ...............  7/10/92            --           360,075           384,466
                                                                                         ------------      ------------

      Total Investments in Securities (g) ..................                             $ 73,984,236      $ 76,471,370
                                                                                         ------------      ------------
                                                                                         ------------      ------------

NOTES TO INVESTMENTS IN SECURITIES:

(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS
(b) NOVEMBER 30, 1998, SECURITIES VALUED AT $18,576,218 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENT:

                                                                NAME OF
                                                              BROKER AND
             ACQUISITION                           ACCRUED    DESCRIPTION
  AMOUNT        DATE        RATE**        DUE     INTEREST   OF COLLATERAL
-----------  -----------  -----------  ---------  ---------  -------------
$11,000,000     11/2/98         5.18%    12/1/98  $  45,900       (1)
  4,500,000*    11/2/98         6.13%    12/1/98     22,203       (2)
  1,000,000*   11/18/98         5.94%    12/1/98      2,144       (2)
-----------                                       ---------
$16,500,000                                       $  70,247
-----------                                       ---------
-----------                                       ---------

* THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.
** INTEREST RATE AS OF NOVEMBER 30, 1998. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

Name of broker and description of collateral:
         (1) NOMURA;
            U.S. TREASURY NOTE, 6.63%, 3/31/02, $10,550,000 PAR
         (2) NOMURA;
            BANK OF NEW MEXICO, 9.23%, 3/31/10, $704,198 PAR
            HUNTINGTON MEWS, 8.51%, 8/1/17, $772,786 PAR
            KNUTSON MORTGAGE PORTFOLIO #2, 9.31%, 9/25/17, $991,949 PAR NORWEST II, 7.71%, 11/27/22, $1,720508 PAR
            NORWEST III, 7.57%, 11/27/22, $1,457,007 PAR
            NORWEST V, 8.66%, 2/3/25, $1,772,477 PAR

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          12  1998 Annual Report - American Strategic Income Portfolio

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(c)  INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
     ON NOVEMBER 30, 1998. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
     FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
     MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1998.
(d)  COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
     PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
     INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
     OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
     OF LOANS, IS PRESENTED BELOW.< /NOTE>

Commercial Loans:
         BEKINS BUILDING - COLORADO SPRINGS, CO
         JAMES PLAZA - HOUSTON, TX
         MAIN STREET OFFICE BUILDING - PARK CITY, UT
         ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
         PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
         PINE ISLAND OFFICE BUILDING - PLANTATION, FL
         RICE STREET CONVENTION CENTER - ROSEVILLE, MN
         SCHENDEL OFFICE BUILDING - BEAVERTON, OR
         SCHENDEL RETAIL CENTER - BEAVERTIN, OR
         SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
         SHERWIN WILLIAMS - ORLANDO, FL
         STEPHENS RETAIL CENTER - MISSOULA, MT
         UNION HILL VILLAGE OFFICE - SPENCERPORT, NY

Multifamily Loans:
         APPLEWOOD MANOR - DULUTH, MN
         CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
         FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
         GARDEN OAKS APARTMENTS - COON RAPIDS, MN
         KINGS CREEK APARTMENTS - DALLAS, TX
         MARK TWAIN APARTMENTS - MESA, AZ
         PARK PLACE APARTMENTS - GRAND FORKS, ND
         ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
         RUSH OAKS APARTMENTS - LAPORTE, TX
         SADLETREE APARTMENTS - SCOTTSDALE, AZ
         STANLEY COURT APARTMENTS - BLOOMINGTON, MN
         UNION HILL VILLAGE TOWNHOMES - SPENCERPORT, NY
         VANDERBILT CONDOMINIUMS - AUSTIN, TX
         WESTGATE APARTMENTS - BISMARCK, ND
         WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
         WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

Single Family Loans:
         AEGIS - 12 LOANS, MIDWESTERN UNITED STATES
         AEGIS II - 6 LOANS, MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 4 LOANS, SOUTHWESTERN MINNESOTA
         AMERICAN PORTFOLIO - 6 LOANS, TEXAS AND CALIFORNIA
         ANIVAN - 4 LOANS, UNITED STATES
         BANK OF NEW MEXICO - 18 LOANS, NEW MEXICO
         BLUEBONNET SAVINGS AND LOAN - 40 LOANS, VICINITY OF SAN ANTONIO, TEXAS
         CLSI ALLISON WILLIAMS - 29 LOANS, LAS MESA, SEMINOLE AND ANDREWS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 20 LOANS, VICINITY OF TULSA, OKLAHOMA
         FAIRBANKS II, UTAH - 1 LOAN, VICINITY OF FAIRBANKS, UTAH
         FAIRBANKS, UTAH - 3 LOANS, VICINITY OF FAIRBANKS AND SALT LAKE CITY,
           UTAH
         FIRST BOSTON MORTGAGE POOL #5 - 12 LOANS, UNITED STATES
         HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
         HUNTINGTON MEWS - 17 LOANS, CAMDEN, NEW JERSEY
         KNUTSON MORTGAGE PORTFOLIO #1 - 17 LOANS, MIDWESTERN UNITED STATES
         KNUTSON MORTGAGE PORTFOLIO #2 - 14 LOANS, MIDWESTERN UNITED STATES
         MCCLEMORE, MATRIX FUNDING CORPORATION - 12 LOANS, NORTH CAROLINA
         MERIDIAN - 11 LOANS, CALIFORNIA
         NOMURA III - 34 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 21 LOANS, MIDWESTERN UNITED STATES
         NORWEST III - 14 LOANS, MIDWESTERN UNITED STATE
         NORWEST V - 20 LOANS, MIDWESTERN UNITED STATES
         NORWEST X - 41 LOANS, MIDWESTERN UNITED STATES
         NORWEST XIII - 33 LOANS, MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 6 LOANS, HOUSTON AND AUSTIN, TEXAS
         SALOMON II - 16 LOANS, MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, N.M. - 20 LOANS, NEW MEXICO

(e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 1998, THE
     TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $64,275,620 OR 104.9% OF TOTAL
     NET ASSETS.
(f)  INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT
     COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
(g)  ON NOVEMBER 30, 1998, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $74,064,056. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

GROSS UNREALIZED APPRECIATION...................................  $2,535,569
GROSS UNREALIZED DEPRECIATION...................................     (48,034)
                                                                  ----------
NET UNREALIZED APPRECIATION.....................................  $2,487,535
                                                                  ----------
                                                                  ----------

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          13  1998 Annual Report - American Strategic Income Portfolio

                 Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC.:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. as of November 30, 1998, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      January 8, 1999

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          14  1998 Annual Report - American Strategic Income Portfolio

                 Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                      PAYABLE DATE               AMOUNT
                      -------------------------  -------
                      December 22, 1997 .......  $0.0800
                      January 12, 1998 ........   0.0800
                      February 25, 1998 .......   0.0800
                      March 25, 1998 ..........   0.0800
                      April 22, 1998 ..........   0.0800
                      May 27, 1998 ............   0.0800
                      June 24, 1998 ...........   0.0800
                      July 29, 1998 ...........   0.0800
                      August 26, 1998 .........   0.0825
                      September 23, 1998 ......   0.0825
                      October 28, 1998 ........   0.0825
                      November 24, 1998 .......   0.0825
                                                 -------
                        Total .................  $0.9700
                                                 -------
                                                 -------

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          15  1998 Annual Report - American Strategic Income Portfolio

                 Shareholder Update
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                                                        SHARES
                                                                     WITHHOLDING
                                                      SHARES         AUTHORITY TO
                                                   VOTED "FOR"           VOTE
                                                 ----------------  ----------------
                      David T. Bennett ........        3,731,294        117,562
                      Robert J. Dayton ........        3,731,829        117,027
                      Roger A. Gibson .........        3,731,274        117,582
                      Andrew M. Hunter III ....        3,732,246        116,610
                      Leonard W. Kedrowski ....        3,732,246        116,610
                      Robert L. Spies .........        3,731,618        117,238
                      Joseph D. Strauss .......        3,732,331        116,525
                      Virginia L. Stringer ....        3,732,331        116,525

                      (2) The fund's shareholders approved an interim advisory
                          agreement between the fund and Piper Capital
                          Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement. The following votes were cast regarding this matter:

                         SHARES           SHARES            BROKER
                       VOTED "FOR"   VOTED "AGAINST"     ABSTENTIONS        NON VOTES
                      -------------  ----------------  ----------------  ----------------
                         3,714,250          57,277              77,328              --

                      (3) The fund's shareholders approved a new investment
                          advisory agreement between the fund and U.S. Bank National Association. The following votes were cast regarding this matter:

                         SHARES           SHARES            BROKER
                       VOTED "FOR"   VOTED "AGAINST"     ABSTENTIONS        NON VOTES
                      -------------  ----------------  ----------------  ----------------
                         3,716,824          52,724              79,308              --

                      (4) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's Boards of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending November 30, 1998. The following votes were cast regarding this matter:

                                          SHARES
                         SHARES           BROKER
                       VOTED "FOR"   VOTED "AGAINST"     ABSTENTIONS        NON VOTES
                      -------------  ----------------  ----------------  ----------------
                         3,775,773          23,946              49,136              --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience

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          16  1998 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      a slight increase in net asset value. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company
                      (IFTC), the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before the next dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value
                      (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

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          17  1998 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

                      Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

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          18  1998 Annual Report - American Strategic Income Portfolio

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1998   ANNUAL REPORT










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